	MONTHLY PAYMENT STATEMENT TO NOTEHOLDERS

	Household Home Equity Loan Trust 2004-1

	Payment Number	2
	Beginning Date of Collection Period	01-Aug-04
	End Date of Collection Period	31-Aug-04
	Payment Date	20-Sep-04
	Previous Payment Date	20-Aug-04

	Funds Disbursement
	Collected Funds	50,613,731.43
	Available Payment Amount	50,216,784.22
	Principal Collections	43,391,323.68
	Net Interest Collections	6,825,460.54
	Principal recoveries	0.00
	Servicing fee	396,947.21
	Skip-A-Pay Advance	0.00
	Skip-A-Pay Reimbursement Amount	0.00

	Disbursements	50,613,731.43
	Interest Paid to Notes	1,440,028.37
	Principal Paid to Notes	48,776,755.85
	Transferor - pursuant to Section 5.01 (a) (xii)	0.00
	Servicing Fee	396,947.21

	Pool Balance
	Beginning Pool Balance	952,673,304.89
	Principal Collections (including repurchases)	43,391,323.68
	Additional Principal Reduction Amount	0.00
	Ending Pool Balance	909,281,981.21

	Collateral Performance
	Cash yield (% of beginning balance, annualized)	9.10%
	Loss rate (net of principal recoveries; % of beginning balance)
	Net yield	9.10%
	Realized Losses	-
	Cumulative Realized Losses	-
	Cumulative Loss Percentage	-
	Delinquent Loans:
	One payment principal balance of loans	3,965,547.31
	One payment number of loans	38
	Two payments principal balance of loans	101,612.51
	Two payments number of loans	1
	Three-payments plus principal balance of loans	0.00
	Three-payments plus number of loans	-
	Two Payment-Plus Delinquency Percentage (for related Collection Period)
	Two Payment-Plus Rolling Average (for such Payment Date)

	Home Equity Loan Detail
	Number of loans purchased or susbstituted pursuant to Section 2.02
	Principal balance of loans purchased or susbstituted pursuant to Section 2.02
	Number of loans purchased or susbstituted pursuant to Section 2.04
	Principal balance of loans purchased or susbstituted pursuant to Section 2.04
	Number of loans purchased or susbstituted pursuant to Section 3.01
	Principal balance of loans purchased or susbstituted pursuant to Section 3.01
	Substitution Adjustment Amounts	-

	Number outstanding beginning of period	9,143
	Number outstanding end of period	8,765
	Principal balance of all REO as of the end of the Collection Period
	Number of loans that went into REO during the Collection Period
	Principal balance of loans that went into REO during the Collection Period

	Overcollateralization
	Begin OC Amount	109,744,139.91
	OC Release Amount	-
	Extra Principal Payment	5,385,432.17
	Class A Extra Principal Payment Amount Paid	4,311,369.52
	Class M Extra Principal Payment Amount Paid	1,074,062.65
	End OC Amount	115,129,572.08

	Target OC Amount	167,648,524.20
	Interim OC Amount	109,744,139.91
	Interim OC Deficiency	57,904,384.29

	Monthly Excess Cashflow	5,385,432.17
	Principal Payment Amount	43,391,323.68
	Class A Principal Payment Amount	34,737,422.07
	Class M Principal Payment Amount	8,653,901.61
	Principal Collections	43,391,323.68
	OC Release Amount	-

	Other
	Stepdown	No
	Trigger Event	No
	Master Servicer Termination Event	No
	Event of Default	No
	Total Note Principal Amount divided by Total Original Note Principal Amount

	Interest Calculations
	1 month LIBOR	1.60000%
	Class A Formula Rate (1-mo. Libor plus 35 bps)	1.95000%
	Class A Note Rate	1.95000%
	Class M Formula Rate (1-mo. Libor plus 52 bps)	2.12000%
	Class M Note Rate	2.12000%
	Available Funds Cap	8.63990%

	Class A Noteholder's Statement
	A. Information on Payments
	1. Total Payments per $1,000	57.186742
	2. Principal Payment per $1,000	55.574077
	3. Interest Payment per $1,000	1.612665

	B. Calculation of Class A Interest Due & Paid
	1. Class A Note Rate	1.95000%
	2. Days in Accrual Period	31

	3. Class A Interest Due	1,133,129.57
	4. Class A Interest Paid	1,133,129.57
	5. Class A Interest Carry Forward Amount Paid	-
	6. Class A Supplemental Interest Amount Paid	-

	7. Class A Unpaid Interest Carry Forward Amount, EOP	-
	8. Class A Unpaid Supplemental Interest Amount, EOP	-

	C. Calculation of Class A Principal Due & Paid
	1. Class A Note Principal Amount, BOP	674,816,615.23
	2. Class A Principal Due	39,048,791.59
	3. Class A Principal Paid	39,048,791.59
	5. Class A Principal Carry Forward Amount Paid	-
	6. Class A unpaid Principal Carry Forward Amount	-
	7. Class A Note Principal Amount, EOP	635,767,823.64

	8. Class A Note Principal Amount as a % of Original Class A Note Principal Amount, EOP
	9. Class A Note Principal Amount as a % of the Pool Balance, EOP

	Class M Noteholder's Statement
	A. Information on Payments
	1. Total Payments per $1,000	57.327333
	2. Principal Payment per $1,000	55.574077
	3. Interest Payment per $1,000	1.753257

	B. Calculation of Class M Interest Due & Paid
	1. Class M Note Rate	2.12000%
	2. Days in Accrual Period	31

	3. Class M Interest Due	306,898.80
	4. Class M Interest Paid	306,898.80
	5. Class M Interest Carry Forward Amount Paid	-
	6. Class M Supplemental Interest Amount Paid	-

	7. Class M Unpaid Interest Carry Forward Amount, EOP	-
	8. Class M Unpaid Supplemental Interest Amount, EOP	-

	C. Calculation of Class M Principal Due & Paid
	1. Class M Note Principal Amount, BOP	168,112,549.75
	2. Class M Principal Due	9,727,964.26
	3. Class M Principal Paid	9,727,964.26
	4. Class M Principal Carry Forward Amount Paid	-
	5. Class M Unpaid Principal Carry Forward Amount	-
	6. Class M Note Principal Amount, EOP	158,384,585.49

	7. Class M Note Principal Amount as a % of Original Class M Note Principal Amount, EOP
	8. Class M Note Principal Amount as a % of the Pool Balance, EOP

	HOUSEHOLD FINANCE CORPORATION
	HOUSEHOLD HOME EQUITY LOAN TRUST 2004-1

The undersigned, a duly authorized representative of Household Finance Corporation, as Servicer (the "Master Servicer"), pursuant to a Sales and Servicing Agreement dated as of July 22, 2004 (the "Sales and Servicing Agreement"), by and among
HFC Revolving Corporation, as Depositor, the Master Servicer, U.S. Bank National
Assoication, as Indenture Trustee, HSBC Bank USA, National Association, as Administrator,
and Household Home Equity Loan Trust 2004-1, the Trust, does hereby certify with respect to the information set forth below as follows:

1	Capitalized terms used in this Servicing Certificate shall have the respective
	meanings set forth in the Sales and Servicing Agreement.

2	Household Finance Corporation is, as of the date hereof, the Master
	Servicer under the Sales and Servicing Agreement.

3	The undersigned is a Servicing Officer.

4	This Certificate relates to the Payment Date occurring on September 20, 2004

5	As of the date hereof, to the best knowledge of the undersigned, the Master
	Servicer has performed in all material respects all its obligations under the
	Sales and Servicing Agreement through the Collection Period preceding such
	Payment Date and that, except as my be noted on the Servicing Certificate
	related to a Trigger Event, no Master Servicer Termination has occurred
	since the prior Determination Date.

6	As of the date hereof, to the best knowledge of the undersigned, no
	Event of Default has been deemed to have occurred on or prior to
	such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 17th day of September, 2004.

HOUSEHOLD FINANCE CORPORATION
as Master Servicer

By: /s/ Steven H. Smith
Title: Servicing Officer